SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: July 16, 2010

ANGEL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

Nevada	06-1588136
(State of incorporation)	(IRS Employer ID Number)

1802 N. Carson Street, Suite 212-3018, Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

(775) 887-0670

(Issuer's telephone number)

N/A
(Former name, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 1, 2010, the Registrant accepted the resignation of Lew Graham as President of the Registrant.  Mr. Graham will continue to serve as Chief Operating Officer and a member of the Board of Directors.   Effective as of the same date, to fill the vacancy created by Mr. Graham’s resignation, the Board of Directors appointed Milton C. Ault, III as President.

Biographical information for Milton C. Ault, III

Milton C. Ault has served as the President and Chief Executive Officer of the Zealous, Inc., from August 2007 until June 4, 2010, and a member of Company’s Board of Directors since October 2007.  Between June and July 2007, Mr. Ault was President of the Company. Between July 2007 and August 2007, Mr. Ault was the Executive Vice President of the Company.  As of May 2008, Mr. Ault is the chairman, director, Chief Executive Officer and President of ASNI-II, Inc., a wholly owned subsidiary of the Company.  Mr. Ault was the Chairman, CEO and President of Zealous Holdings, Inc. from June 2005 to May 2008.  Mr. Ault is the manager and Chief Investment Officer of Zealous Asset Management, LLC, a wholly owned subsidiary of the Company. Mr. Ault was a registered representative at Strome Securities, LP from July 1998 until December 2005. He was elected to the board of directors of Patient Safety Technologies (formally Franklin Capital Corp.) in July, 2004 and became its Chairman and Chief Executive Officer in October, 2004 where here served until January of 2006 and again from July 2006 to January of 2007. Mr. Ault has been a member of the board of directors of IPEX, Inc, since May 2005 and served as interim Chief Executive Officer of IPEX, Inc, between May and July 2005. Mr. Ault was Chief Executive Officer of Digicorp, Inc., a publicly traded corporation, from April 26, 2005 until September 30, 2005 and he served as Chairman of Digicorp from July 16, 2005 until September 30, 2005. In November of 2005 Mr. Ault became Chief Executive Officer  and President in November 2006 of Zealous Capital Markets, LLC (formally, Ault Glazer Bodnar Securities), a subsidiary of the Company formed in June 2005. Mr. Ault has also held positions as a director and interim Chief Executive Officer at certain portfolio companies held by the Company or its subsidiaries from time to time. Mr. Ault currently holds the series 7, 24, and 63 licenses.

ITEM 8.01 OTHER EVENTS.

On July 16, 2010, Angel Acquisition Corp. formed a wholly owned subsidiary, BioGeron, Inc., a company formed under the laws of the state of Nevada. From inception (July 16, 2010) to November 1, 2010 BioGeron, Inc. has entered into working contractual relationships and has formulated its executive staff.  BioGeron, Inc. began operations which consist of the procurement of materials, manufacture, packaging and distribution of Neutraceutical Supplements on November 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL ACQUISITION CORPORATION

November 3, 2010	/s/ Steve Bonenberger
Date	Steve Bonenberger, Chief Executive Officer